UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 26, 2012
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 26, 2012, the Registrant entered into an Underwriting Agreement by and between RBC Dominion Securities Inc. (“RBC”), Haywood Securities Inc. (“Haywood,” and together with RBC, the “Co-Lead Underwriters”) and  Stifel Nicolaus Canada, Inc. (collectively with the Co-Lead Underwriters, the “Underwriters”) pursuant to which the Registrant and the Underwriters are conducting a firm commitment offering of 11,750,000  units (“Units”) of the Registrant at a price of US$1.28 per Unit for gross proceeds to the Registrant of  up to US$15,040,000  (the “Offering”).  Each Unit consists of one common share of the Registrant (an “Offered Share”) and one-half of one common share purchase warrant. Each whole common share purchase warrant (a “Warrant”) will entitle the holder to purchase one common share of the Registrant (a “Warrant Share”) at a price of US$1.85 per Warrant Share at any time following the closing of the Offering (the “Closing Date”) until 5:00 p.m. (Vancouver time) on the date that is 18 months after the closing of the Offering.

In the event the Registrant’s common shares trade at a closing price on the NYSE MKT of greater than US$2.10 per common share for a period of 20 consecutive trading days at any time following the Closing Date, the Company may accelerate the expiry date of the Warrants by providing notice to the holders thereof that the Warrants shall expire on the 30th day following the date on which such notice is given by the Company.

In connection with the Offering, we have granted the Underwriters an Over-Allotment Option exercisable in whole or in part, to purchase up to 1,762,500 additional Units at the offering price per additional Unit and/or up to 881,250 additional Warrants for a period of 30 days from and including the Closing Date to cover over-allotments, if any, and for market stabilization purposes.

In connection with the Offering, the Registrant has agreed to pay to the Underwriter a cash commission of 6% of the aggregate gross proceeds of the sale of the Units.  No commission will be payable by the Registrant to the Underwriters in connection with the distribution of Warrant Shares upon the exercise of the Warrants issued pursuant to the  Offering.

The foregoing description of the Offering is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 1.01.

The Offering is being made in the United States pursuant to a prospectus supplement to the Registrant’s base shelf prospectus contained in the Registrant's effective shelf registration statement on Form S-3 (File No. 333-172009), filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2011 and declared effective on February 14, 2011, and in Canada pursuant to a prospectus supplement to the Registrant's base shelf prospectus, dated April 21, 2011 filed with securities regulatory authorities in each of the provinces of British Columbia, Alberta and Ontario.

Item 7.01 Regulation FD Disclosure.

On June 26, 2012, the Registrant issued a press release to announce the terms of its US$15,040,000 Unit Offering. The transaction is expected to close on July 6, 2012, subject to customary closing conditions.   A copy of the press release is attached to this report as Exhibit 99.8. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

Exhibit	Description
1.1	Underwriting Agreement, dated June 26, 2012*
5.1	Legal Opinion of Stikeman Elliott LLP with respect to the Offering*
99.1	Consent of Terre A. Lane, dated June 18, 2012*
99.2	Consent of Jennifer J. Brown, dated June 18, 2012*
99.3	Consent of Donald J. Baker, dated June 18, 2012*
99.4	Consent of Donald E. Hulse, dated June 18, 2012*
99.5	Consent of William J. Crowl, dated June 18, 2012*
99.6	Consent of Deepak Malhotra, dated June 18, 2012*
99.7	Consent of Gustavson Associates, LLC, dated June 18, 2012*
99.8	Press Release dated June 26, 2012**

* The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-172009), filed with the SEC of February 2, 2011 and declared effective on February 14, 2011, pursuant to the United States Securities Act of 1933, as amended.

** The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: June 27, 2012	By:	/s/ Kenneth A. Brunk
Kenneth A. Brunk President, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated June 26, 2012*
5.1	Legal Opinion of Stikeman Elliott LLP with respect to the Offering*
99.1	Consent of Terre A. Lane, dated June 18, 2012*
99.2	Consent of Jennifer J. Brown, dated June 18, 2012*
99.3	Consent of Donald J. Baker, dated June 18, 2012*
99.4	Consent of Donald E. Hulse, dated June 18, 2012*
99.5	Consent of William J. Crowl, dated June 18, 2012*
99.6	Consent of Deepak Malhotra, dated June 18, 2012*
99.7	Consent of Gustavson Associates, LLC, dated June 18, 2012*
99.8	Press Release dated June 26, 2012**

* The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-172009), filed with the SEC of February 2, 2011 and declared effective on February 14, 2011, pursuant to the United States Securities Act of 1933, as amended.

** The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.